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Reconciliations 17 (In thousands) Net Sales Intersegment Net Sales Net Sales from External Customers Net Sales Intersegment Net Sales Net Sales from External Customers Pipe $ 329,959 $ (11,898) $ 318,061 $ 369,316 $ (10,656) $ 358,660 Infiltrator Water Technologies 140,108 (17,823) 122,285 124,875 (18,804) 106,071 International International - Pipe 20,419 (1,303) 19,116 30,143 (4,862) 25,281 International - Allied Products & Other 10,973 (80) 10,893 11,283 (125) 11,158 Total International 31,392 (1,383) 30,009 41,426 (4,987) 36,439 Allied Products & Other 150,356 (4,950) 145,406 156,026 (3,356) 152,670 Intersegment Eliminations (36,054) 36,054 - (37,803) 37,803 - Total Consolidated $ 615,761 $ - $ 615,761 $ 653,840 $ - $ 653,840 (In thousands) Net Sales Intersegment Net Sales Net Sales from External Customers Net Sales Intersegment Net Sales Net Sales from External Customers Pipe $ 1,557,247 $ (53,870) $ 1,503,377 $ 1,586,618 $ (42,328) $ 1,544,290 Infiltrator Water Technologies 596,212 (79,916) 516,296 531,236 (82,209) 449,027 International International - Pipe 145,700 (11,453) 134,247 163,930 (14,081) 149,849 International - Allied Products & Other 60,637 (254) 60,383 58,072 (152) 57,920 Total International 206,337 (11,707) 194,630 222,002 (14,233) 207,769 Allied Products & Other 707,276 (17,334) 689,942 684,329 (10,942) 673,387 Intersegment Eliminations (162,827) 162,827 - (149,712) 149,712 - Total Consolidated $ 2,904,245 $ - $ 2,904,245 $ 2,874,473 $ - $ 2,874,473 Three Months Ended March 31, 2025 March 31, 2024 Twelve Months Ended March 31, 2025 March 31, 2024

Reconciliations 18 Notes: a) Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions. b) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, the proportionate share of interest, income taxes, depreciation and amortization related to the South American Joint Venture, which is accounted for under the equity method of accounting and executive retirement expense (benefit). (Amounts in thousands) 2025 2024 2025 2024 Segment adjusted gross profit Pipe $ 99,985 $ 113,318 $ 448,544 $ 515,444 Infiltrator 68,807 65,358 319,642 281,677 International 7,385 11,198 56,564 62,578 Allied Products & Other 83,498 91,192 397,627 391,766 Intersegment Eliminations (6) (126) 174 (4,557) Total Segment Adjusted Gross Profit 259,669 280,940 1,222,551 1,246,908 Depreciation and amortization 32,316 27,742 120,818 96,251 Stock-based compensation expense 1,101 1,235 5,232 4,708 Inventory step-up relate to Orenco acquisition - - 2,260 - Total Gross Profit $ 226,252 $ 251,963 $ 1,094,241 $ 1,145,949 (Amounts in thousands) 2025 2024 2025 2024 Net income $ 76,788 $ 95,479 $ 452,573 $ 513,291 Depreciation and amortization 49,610 42,889 183,281 154,903 Interest expense 22,729 22,878 91,803 88,862 Income tax expense 23,166 26,333 141,063 158,998 EBITDA 172,293 187,579 868,720 916,054 Loss (gain) on disposal of assets and costs from exit and disposal activities 3,426 2,304 3,858 (8,365) Stock-based compensation expense 4,823 8,350 26,581 31,986 Transaction costs (a) 672 390 9,291 3,444 Interest income (5,007) (6,906) (23,485) (22,047) Other adjustments (b) 488 (539) 4,263 1,875 Adjusted EBITDA $ 176,695 $ 191,178 $ 889,228 $ 922,947 Three Months Ended March 31, Twelve Months Ended March 31, Three Months Ended March 31, Twelve Months Ended March 31,

19 Reconciliations (Amounts in thousands) 2025 Net income $ 30,567 Depreciation and amortization 71,009 Interest expense 18,460 Income tax expense 23,498 EBITDA 143,534 Derivative fair value adjustments 2,163 Foreign currency translation (gains) losses 697 (Gain) loss on disposal of assets and costs from exit and disposal activities 812 Unconsolidated affiliates, interest, taxes, and depreciation 3,215 Contingent consideration remeasurement 371 Stock-based compensation expense (benefit) (5,868) ESOP stock-based compensation expense 10,250 Executive retirement expense (benefit) (294) Restatement related costs 27,970 Loss related to BaySaver acquisition 490 Impairment of investment in unconsolidated affiliate 4,000 Adjusted EBITDA $187,340 Fiscal Year Ended March 31,